UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 29, 2005

FIRST STATE BANCORPORATION

(Exact Name of Registrant as Specified in Charter)

New Mexico	001-12487	85-0366665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Jefferson NE

Albuquerque, New Mexico 87109

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code) (505) 241-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 31, 2005, First State Bancorporation, a New Mexico corporation (“First State”), Access Anytime Bancorp, Inc., a Delaware corporation (“Access Anytime”) and AccessBank, a federal savings association and a wholly owned subsidiary of Access Anytime (“AccessBank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

On September 29, 2005 the parties signed Amendment Number 1 to the Merger Agreement (the “Amendment”). The Amendment provides for the treatment in the merger of those shares of Access common stock as to which the holders thereof have complied with the appraisal rights provisions of the Delaware General Corporation Law. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as an exhibit hereto, and is incorporated by reference.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the proposed merger, First State and Access Anytime will file relevant materials with the SEC, including one or more registration statement(s) that contain a prospectus and a proxy statement. Investors and security holders of Access Anytime are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about First State, Access Anytime and the Merger. Investors and security holders may obtain these documents (and any other documents filed by First State or Access Anytime with the SEC) free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by First State may be obtained free of charge by directing such request to: First State Bancorporation, 7900 Jefferson NE, Albuquerque, New Mexico 87109, Attention: Christopher C. Spencer, (505) 241-7500 or from First State’s website at www.fsbnm.com. The documents filed with the SEC by Access Anytime may be obtained free of charge by directing such request to: Access Anytime Bancorp, Inc., 801 Pile Street, P.O. Box 1569, Clovis, New Mexico 88101, Attention: Corporate Secretary, (505) 762-4417. Investors and security holders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

First State, Access Anytime and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Access Anytime in favor of the acquisition. Information about the executive officers and directors of First State and their ownership of First State common stock is set forth in the proxy statement for First State’s 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2005. Information about the executive officers and directors of Access Anytime and their ownership of Access Anytime common stock is set forth in the proxy statement for Access Anytime’s 2005 Annual Meeting of Stockholders, which was filed with the SEC on March 23, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of First State, Access Anytime and their respective executive officers and directors in the acquisition by reading the proxy statement/prospectus regarding the acquisition when it becomes available.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number	Description
Exhibit 2.1	Amendment Number 1, dated as of September 29, 2005, by and among First State Bancorporation, Access Anytime Bancorp, Inc. and AccessBank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST STATE BANCORPORATION

Date: September 30, 2005

	By:	/s/ Christopher C. Spencer
Christopher C. Spencer
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 2.1	Amendment Number 1, dated as of September 29, 2005, by and among First State Bancorporation, Access Anytime Bancorp, Inc. and AccessBank